Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

PIMCO MANAGED ACCOUNTS TRUST

(the “Trust”)

Supplement dated June 1, 2016 to the

Prospectus and Statement of Additional Information dated February 29, 2016,

each as supplemented from time to time

Disclosure Related to Fixed Income SHares: Series TE (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Julie Callahan and David Hammer. Accordingly, effective immediately, all references to Joseph Deane as a portfolio manager of the Portfolio are removed and the following changes are made to the Trust’s Registration Statement:

1.	The paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by Julie Callahan and David Hammer. Ms. Callahan is a Senior Vice President and municipal bond portfolio manager in PIMCO’s New York office. Mr. Hammer is an Executive Vice President and municipal bond portfolio manager in PIMCO’s New York office. Ms. Callahan has managed the Portfolio since its inception in June 2012. Mr. Hammer has managed the Portfolio since August 2015.

2.

Further, the information regarding the portfolio management of the Portfolio under the section titled “Management of the Portfolios—Individual Portfolio Managers” of the Prospectus is deleted and replaced with the following:

Ms. Callahan and Mr. Hammer are primarily responsible for the day-to-day management of the FISH: Series TE Portfolio. Ms. Callahan has managed the Portfolio since its inception in June 2012. Mr. Hammer has managed the Portfolio since August 2015.

In addition, to the extent applicable, corresponding changes are made throughout the remainder of the Prospectus and to the Statement of Additional Information to reflect the above changes to the portfolio management of the Portfolio.

Investors Should Retain This Supplement For Future Reference

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